UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2016

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On November 29, 2016, pursuant to the terms of the Agreement and Plan of Merger, dated as of June 14, 2016 (as amended, the “Merger Agreement”), by and among QLT Inc. (“QLT”), Aegerion Pharmaceuticals, Inc. (“Aegerion”) and Isotope Acquisition Corp. (“Merger Sub”), Merger Sub merged with and into Aegerion, with Aegerion continuing as the surviving corporation and an indirect wholly-owned subsidiary of QLT (the “Merger”). Following the Merger, QLT changed its name to “Novelion Therapeutics Inc.” (“Novelion”).

The common shares without par value (“Common Shares”) of Novelion commenced trading under the symbol ‘‘NVLN’’ on the NASDAQ Global Select Market (“NASDAQ”) on November 30, 2016 and on the Toronto Stock Exchange on December 1, 2016. The common stock of Aegerion (the “Aegerion Common Stock”), which previously traded under the symbol “AEGR,” has been delisted from NASDAQ.

As a result of the Merger, each outstanding share of Aegerion Common Stock was converted into the right to receive 1.0256 Common Shares. The aggregate consideration delivered to the former holders of Aegerion Common Stock in connection with the Merger was approximately 30,301,442 Common Shares. Based on the Common Shares outstanding and reserved for issuance as of November 29, 2016 and the Common Shares delivered as merger consideration, there were approximately 92,653,562 Common Shares outstanding immediately following the Merger, with an additional 27,078,332 shares reserved for issuance under equity plans, a fully paid-up warrant issued to one of the Investors (as defined below) under the Unit Subscription Agreement (as defined below) and in relation to Aegerion’s 2.00% Convertible Senior Notes due 2019.  Shareholders of QLT as of immediately prior to the Merger, including the Investors under the Unit Subscription Agreement, owned 68% of the outstanding Common Shares upon completion of the Merger and stockholders of Aegerion as of immediately prior to the Merger owned 32% of the outstanding Common Shares upon completion of the Merger.

In connection with the Merger, outstanding in-the-money options to acquire shares of Aegerion Common Stock held by Aegerion option holders were exchanged for adjusted options to acquire Common Shares and unvested restricted stock units with respect to Aegerion Common Stock held by Aegerion restricted stock unit holders were exchanged for restricted stock units in respect of Common Shares.

As previously disclosed, Novelion also entered into that certain Unit Subscription Agreement, dated June 14, 2016, by and among QLT and certain investors (the “Investors”) party thereto (as amended, the “Unit Subscription Agreement”), pursuant to which the Investors agreed to one or more equity commitments. Immediately prior to the Merger, QLT issued 12,363,631 units to the Investors pursuant to the Unit Subscription Agreement, each unit comprising one Common Share (or a fully paid-up warrant to acquire one Common Share), one DOJ/SEC Warrant and one Class Action Warrant, each as described below, at a purchase price per unit of US$1.76 and an aggregate subscription price of US$21,760,000.  The DOJ/SEC Warrant is a warrant relating to the preliminary agreements in principle of Aegerion with the Department of Justice (the “DOJ”) and the Securities and Exchange Commission (the “SEC”) and the Class Action Warrant relates to the Class Action Litigation (as defined below) against Aegerion, each as previously disclosed.  The issuance of the units was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2), as a transaction by an issuer not involving a public offering.

The foregoing description of the Merger Agreement, the Merger and the Unit Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Unit Subscription Agreement, which are filed, respectively, as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K and are incorporated by reference into this Item 2.01.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.02.                                        Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory      Arrangements of Certain Officers.

Board of Directors

On November 29, 2016, effective upon the consummation of the Merger, Dr. John Kozarich and Mr. Jeffrey Meckler resigned from their positions as directors of QLT. Their resignations were in connection with the Merger and not the result of any disagreement with QLT on any matter relating to QLT’s operations, policies or practices. Mr. Jason Aryeh, Dr. Geoffrey Cox, Dr. Stephen Sabba and Mr. John Thomas continue to serve as directors of Novelion.

Also effective on November 29, 2016, Dr. Jorge Plutzky, Mr. Sandford Smith, Mr. Donald Stern, Ms. Mary Szela and Ms. Anne VanLent, each of whom served on the board of directors of Aegerion prior to the Merger, and Mr. Kevin Kotler were appointed to the board of directors of Novelion (the “Board”).

Except for the provisions of the Merger Agreement pursuant to which QLT, Aegerion and certain significant shareholders have rights to designate members of the Board, there is no arrangement or understanding between Mr. Kotler, Dr. Plutzky, Mr. Smith, Mr. Stern, Ms. Szela or Ms. VanLent, respectively, and any other person pursuant to which any of Mr. Kotler, Dr. Plutzky, Mr. Smith, Mr. Stern, Ms. Szela or Ms. VanLent was appointed as a director.  Except as described herein, there are no existing or currently proposed transactions to which Novelion or any of its subsidiaries is a party in which any of Mr. Kotler, Dr. Plutzky, Mr. Smith, Mr. Stern, Ms. Szela or Ms. VanLent has a direct or indirect material interest. Mr. Kotler, Dr. Plutzky, Mr. Smith, Mr. Stern and Ms. VanLent will be compensated for Board and committee service in accordance with Novelion’s non-employee director cash and equity-based compensation program.  Ms. Szela will not receive additional compensation for her service as a director.

The Board appointed the following directors to serve on the following committees of the Board:

Committee	Directors
Audit Committee	John Thomas (Chair), Anne VanLent and Stephen Sabba
Compensation Committee	Stephen Sabba (Chair), Kevin Kotler and Jorge Plutzky
Corporate Governance and Nominating Committee	Kevin Kotler (Chair), Jason Aryeh and John Thomas
Compliance Committee*	Donald Stern (Chair), Anne VanLent and Sandford Smith

*formed by the Board on December 1, 2016

Executive Officers

On November 29, 2016, Ms. Szela was appointed Chief Executive Officer of Novelion.  In this role, Ms. Szela will serve as Novelion’s Principal Executive Officer. Biographical and other information regarding Ms. Szela can be found in the definitive joint proxy statement/prospectus dated October 6, 2016 that forms a part of a registration statement on Form S-4 initially filed by QLT with the SEC on August 8, 2016 under the section entitled “QLT Proposal No. 2—Election of Directors Proposal.”

Ms. Szela succeeds Dr. Cox, who has served as Interim Chief Executive Officer of Novelion since October 23, 2014.  Pursuant to the terms of Dr. Cox’s employment agreement, Dr. Cox will receive two months’ base salary as severance and stock options to purchase 50,000 Common Shares.

Mr. Gregory Perry, 56, was appointed Chief Financial and Administrative Officer of Novelion, effective November 29, 2016 and will serve as Principal Financial Officer of Novelion. Mr. Perry served as Aegerion’s Chief Financial and Administrative Officer prior to the Merger and as Chief Financial Officer of Eleven Biotherapeutics, Inc. from

January 2014 until July 2015, when he joined Aegerion as Chief Financial Officer. Prior to joining Eleven Biotherapeutics, Mr. Perry served as the Interim Chief Financial Officer of InVivo Therapeutics Holdings Corp. from September 2013 until December 2013. Before joining InVivo, he served as the Executive Vice President and Chief Financial Officer of ImmunoGen, Inc. Mr. Perry currently serves on the board of directors of Merus N.V. and previously served on the board of directors of Ocata Therapeutics, Inc., prior to its acquisition by Astellas Pharma Inc. in February 2016. He received a B.A. from Amherst College.

Ms. Barbara Chan, 53, was appointed President and Chief Accounting Officer of Aegerion, effective December 1, 2016. Ms. Chan will serve as the Principal Accounting Officer of Novelion. Ms. Chan served as Aegerion’s Vice President, Chief Accounting Officer prior to the Merger and held a series of positions with PAREXEL International Corporation, most recently as Senior Director, Worldwide Accounting Services, from September 2013 until May 2016, when she joined Aegerion.  Prior to joining PAREXEL, Ms. Chan served as Director, Americas and Asia Pacific Accounting at Nuance Communications, Inc. from June 2011 through August 2013. Ms. Chan holds B.S. and M.S. degrees from Bentley College and is a Certified Public Accountant in Massachusetts.

There is no arrangement or understanding between Ms. Szela, Mr. Perry or Ms. Chan, respectively, and any other person pursuant to which any of Ms. Szela, Mr. Perry or Ms. Chan was appointed to their positions with Novelion and Aegerion, respectively. Except as described herein, there are no existing or currently proposed transactions to which Novelion or any of its subsidiaries is a party and in which Ms. Szela, Mr. Perry or Ms. Chan has a direct or indirect material interest. There are no family relationships between Ms. Szela, Mr. Perry or Ms. Chan, respectively, and any of the directors or officers of Novelion or any of its subsidiaries.

Employment Arrangement with Mary Szela

The terms of Ms. Szela’s compensation for service as an officer of Novelion and as an officer and employee of Novelion Services USA, Inc., an indirect wholly-owned subsidiary of Novelion (“Novelion Services”), have not yet been determined.  Novelion Services is currently compensating Ms. Szela in accordance with the terms of her employment agreement with Aegerion, which is filed as Exhibit 10.1 to Aegerion’s Current Report on Form 8-K filed with the SEC on January 11, 2016.

Employment Arrangement with Gregory Perry

On November 28, 2016, Mr. Perry entered into an employment agreement with Novelion Services (the “Perry Employment Agreement”).  Pursuant to the terms of the Perry Employment Agreement, Mr. Perry will receive an annual base salary of US$450,000 and is eligible to receive an annual target bonus of up to 50% of his base salary. Subject to his continued employment, Mr. Perry also will receive a retention bonus of US$200,000 on December 31, 2016. If Novelion Services terminates Mr. Perry’s employment without Cause or Mr. Perry resigns for Good Reason (as each term is defined in the Perry Employment Agreement), Mr. Perry will be eligible for (i) payment of his accrued but unpaid base salary, any unpaid or unreimbursed expenses and any accrued but unused vacation through the date of termination, (ii) continued payment of his base salary for 12 months following the termination date, (iii) payment at the end of the 12-month severance period of any cash retention bonus awarded to him prior to termination of his employment, and (iv) continued coverage under Novelion Services benefit plans for up to 12 months (collectively, the “Perry Severance Benefits”).  Further, if within 18 months following the occurrence of certain corporate transactions, Mr. Perry’s employment is (a) terminated by Novelion Services for any reason (other than as a result of his death or disability or a with Cause termination that occurs for certain specified reasons) or (b) terminated by Mr. Perry with Good Reason, then Mr. Perry will be eligible to receive, in addition to the Perry Severance Benefits, acceleration of the vesting of 100% of Mr. Perry’s then outstanding unvested equity awards.

In addition, pursuant to the Perry Employment Agreement, Novelion Services will (i) provide to Mr. Perry an allowance for certain housing and commuting costs for a limited period, (ii) reimburse Mr. Perry for reasonable commuting expenses between Boston, Massachusetts and Canada, including air travel, (iii) offset any tax liability of Mr. Perry associated with such housing and commuting allowance and commuting expense reimbursements and associated with the duties of his employment in Canada and (iv) reimburse Mr. Perry for incurrence of fees for tax and financial planning, including tax consultation in connection with performing duties of employment in Canada, up to US$20,000 on an annual basis, subject to Novelion Services’ receipt of appropriate documentation and substantiation of the same.

Employment Arrangement with Barbara Chan

Ms. Chan will continue to be compensated in accordance with the terms of her offer letter agreement with Aegerion, which provides that Ms. Chan will receive an annual base salary of US$265,000 and is eligible to receive an annual target bonus of up to 30% of her base salary.

Novelion 2016 Equity Incentive Plan

In connection with the Merger, the QLT 2000 Incentive Stock Plan was amended to increase the maximum number of Common Shares issuable under the plan by 12,000,000 Common Shares, to 23,800,000 Common Shares and to change in the name of the plan to the “Novelion 2016 Equity Incentive Plan” (the “Novelion Plan”). The amendments were approved by shareholders of QLT at a special meeting held on November 7, 2016. On December 1, the Board approved additional amendments to the Novelion Plan, subject to the approval of the Toronto Stock Exchange, to permit the Compensation Committee of the Board to delegate to an executive officer or officers of Novelion certain authorities and duties with respect to grants to non-executive officer employees under the Novelion Plan.  The foregoing description of amendments to the Novelion Plan does not purport to be complete and is qualified in its entirety by reference to the Novelion Plan, which was filed as Exhibit 99.4 to the Registration Statement on Form S-8 filed by Novelion with the SEC on December 5, 2016 and is incorporated by reference into this Item 5.02.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws.

On November 29, 2016, following the consummation of the Merger, QLT filed a Notice of Alteration altering its Notice of Articles and obtained a certificate of name change reflecting the change of the legal name of QLT to “Novelion Therapeutics Inc.” The foregoing description of amendments to Novelion’s Notice of Articles does not purport to be complete and is qualified in its entirety by reference to the Notice of Articles of Novelion, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 8.01.                                        Other Events.

A copy of the press release announcing the consummation of the Merger and related transactions was filed as Exhibit 99.1 to the Current Report on Form 8-K filed by Novelion with the SEC on November 29, 2016 and is incorporated by reference into this Item 8.01.

On December 5, 2016, subject to applicable regulatory approvals, Novelion’s Board approved a 1-for-5 share consolidation of its Common Shares (the “Share Consolidation”). If approved by the Toronto Stock Exchange, the Share Consolidation is expected to take effect at 5:00 p.m. eastern time on December 16, 2016. At the effective time of the Share Consolidation, each Common Share issued and outstanding immediately before the effective time of the Share Consolidation will be automatically converted into one-fifth of one Common Share. The Share Consolidation will affect all shareholders uniformly and will not affect any shareholder’s percentage ownership interest in Novelion or proportionate voting power, except for minor changes and adjustments resulting from the treatment of fractional shares. No fractional shares will be issued in connection with the Share Consolidation and any fractional shares that would have otherwise been issued will be rounded down to the nearest whole number.  Shareholders will not receive cash in lieu of fractional shares.  Immediately following the effective time of the Share Consolidation, Novelion is expected to have approximately 18,530,700 Common Shares issued and outstanding.

On December 2, 2016, Aegerion entered into a Memorandum of Understanding (the “Memorandum of Understanding”) to memorialize an agreement in principle to settle all claims of participating class members with prejudice and without any liability or wrongdoing attributed to Aegerion in the class actions consolidated in the lawsuit KBC Asset Management NV, et al. v. Aegerion Pharmaceuticals, Inc., et al., Civil Action No. 1:14-CV-10105-MLW, pending in the United States District Court for the District of Massachusetts (the “Class Action Litigation”). The Class Action Litigation is more fully described in Aegerion’s Quarterly Report on Form 10-Q filed with the SEC on November 4, 2016.

The Memorandum of Understanding provides for an aggregate settlement payment by or on behalf of Aegerion of US$22,250,000, which includes all plaintiffs’ attorneys’ fees and expenses, as well as any other class notice and administrative fees related to the resolution of the Class Action Litigation. The settlement includes the dismissal of all claims against Aegerion and the named individuals in the Class Action Litigation without any liability or wrongdoing attributed to them. It is expected that US$22,000,000 of the settlement will be funded with insurance proceeds and that US$250,000 will be funded from cash on hand.  The settlement described in the Memorandum of Understanding remains subject to further documentation, court approval, and other customary conditions, including Aegerion’s right to terminate the settlement in the event an agreed-upon percentage of class members do not participate.

If and when the settlement is finalized on the terms described above, the Class Action Warrants that were issued by Novelion to its shareholders preceding the closing of the Merger will cease to be exercisable for additional Common Shares.  The outstanding DOJ/SEC Warrants will not be affected.

A copy of the press release announcing the Share Consolidation and the Memorandum of Understanding is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this report are based upon information available to Novelion as of the date of this report and expectations and assumptions underlying such statements are inherently subject to uncertainties, risks and changes that are difficult to predict. These forward-looking statements are not guarantees of future performance and actual results could differ materially from those expressed or implied in such statements. A variety of factors could cause or contribute to such differences, including risks and uncertainties detailed from time to time in Novelion’s filings with the SEC. Except as required by law, Novelion assumes no obligation to, and does not intend to, update these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Aegerion as of December 31, 2015 and 2014, and for the three years ended December 31, 2015, as well as the unaudited consolidated financial statements of Aegerion as of and for the nine months ended September 30, 2016 and 2015, are filed, respectively, as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements of Novelion and Aegerion as of and for the nine months ended September 30, 2016 and the year ended December 31, 2015 are filed as Exhibit 99.5 to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of June 14, 2016, and Amendment No. 1 thereto, dated as of September 1, 2016, by and among Aegerion Pharmaceuticals, Inc., QLT Inc. and Isotope Acquisition Corp. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus forming a part of QLT Inc.’s Amendment No. 1 to Registration Statement on Form S-4 filed with the SEC on September 12, 2016).

3.1	Notice of Articles, dated as of November 29, 2016.

10.1

Unit Subscription Agreement, dated as of June 14, 2016, by and among QLT Inc., Deerfield International Master Fund, L.P., Deerfield Partners, L.P., Broadfin Healthcare Master Fund, Ltd., JW Partners LP, JW Opportunities Fund, LLC, The K2 Principal Fund L.P., Healthcare Value Partners, L.P., Tiger Legatus Capital Management, LLC, Sarissa Capital Domestic Fund LP, Sarissa Capital Offshore Master Fund LP, Armistice Capital Master Fund, Ltd. and Jason Aryeh, as amended as applied to Broadfin Healthcare Master Fund, Ltd. on September 9, 2016.

10.2

Aegerion Pharmaceuticals, Inc. 2006 Stock Option and Grant Plan, as amended, and forms of agreement thereunder (incorporated by reference to Exhibit 10.1 to Aegerion’s Registration Statement on Form S-1, as amended, initially filed with the SEC on August 10, 2010).

10.3

Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.2 to Aegerion’s Registration Statement on Form S-1, as amended, initially filed with the SEC on August 10, 2010).

10.4

Aegerion Pharmaceuticals, Inc. Amended and Restated Inducement Award Stock Option Plan, and form of option agreement thereunder (incorporated by reference to Exhibit 10.1 to Aegerion’s Current Report on Form 8-K filed with the SEC on September 23, 2015).

10.5	Novelion 2016 Equity Incentive Plan (incorporated by reference to Exhibit 99.4 to Novelion’s Registration Statement on Form S-8 filed with the SEC on December 5, 2016).

10.6	Employment Agreement, dated November 28, 2016, by and between Novelion Services USA, Inc. and Gregory Perry.

10.7	Offer Letter to Barbara Chan from Aegerion Pharmaceuticals, Inc., dated May 25, 2016.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of Aegerion.

99.1	Press Release, dated November 29, 2016 (incorporated by reference to Exhibit 99.1 to QLT’s Current Report on Form 8-K filed with the SEC on November 29, 2016).

99.2	Press Release, dated December 5, 2016.

99.3

Audited Consolidated Financial Statements of Aegerion Pharmaceuticals, Inc. as of and for the year ended December 31, 2015 (incorporated by reference to Aegerion’s Annual Report on Form 10-K filed with the SEC on March 15, 2016).

99.4

Unaudited Consolidated Financial Statements of Aegerion Pharmaceuticals, Inc. as of and for the nine months ended September 30, 2016 (incorporated by reference to Aegerion’s Quarterly Report on Form 10-Q filed with the SEC on November 4, 2016).

99.5

Pro Forma Financial Statements of QLT Inc. and Aegerion Pharmaceuticals, Inc. as of and for the nine months ended September 30, 2016 and the year ended December 31, 2015 (incorporated by reference to Exhibit 99.1 to QLT’s Current Report on Form 8-K filed with the SEC on November 22, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

	By:	/s/ Benjamin Harshbarger
	Name:	Benjamin Harshbarger
	Title:	General Counsel

Date: December 5, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of June 14, 2016, and Amendment No. 1 thereto, dated as of September 1, 2016, by and among Aegerion Pharmaceuticals, Inc., QLT Inc. and Isotope Acquisition Corp. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus forming a part of QLT Inc.’s Amendment No. 1 to Registration Statement on Form S-4 filed with the SEC on September 12, 2016).

3.1	Notice of Articles, dated as of November 29, 2016.

10.1

Unit Subscription Agreement, dated as of June 14, 2016, by and among QLT Inc., Deerfield International Master Fund, L.P., Deerfield Partners, L.P., Broadfin Healthcare Master Fund, Ltd., JW Partners LP, JW Opportunities Fund, LLC, The K2 Principal Fund L.P., Healthcare Value Partners, L.P., Tiger Legatus Capital Management, LLC, Sarissa Capital Domestic Fund LP, Sarissa Capital Offshore Master Fund LP, Armistice Capital Master Fund, Ltd. and Jason Aryeh, as amended as applied to Broadfin Healthcare Master Fund, Ltd. on September 9, 2016.

10.2

Aegerion Pharmaceuticals, Inc. 2006 Stock Option and Grant Plan, as amended, and forms of agreement thereunder (incorporated by reference to Exhibit 10.1 to Aegerion’s Registration Statement on Form S-1, as amended, initially filed with the SEC on August 10, 2010).

10.3

Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.2 to Aegerion’s Registration Statement on Form S-1, as amended, initially filed with the SEC on August 10, 2010).

10.4

Aegerion Pharmaceuticals, Inc. Amended and Restated Inducement Award Stock Option Plan, and form of option agreement thereunder (incorporated by reference to Exhibit 10.1 to Aegerion’s Current Report on Form 8-K filed with the SEC on September 23, 2015).

10.5	Novelion 2016 Equity Incentive Plan (incorporated by reference to Exhibit 99.4 to Novelion’s Registration Statement on Form S-8 filed with the SEC on December 5, 2016).

10.6	Employment Agreement, dated November 28, 2016, by and between Novelion Services USA, Inc. and Gregory Perry.

10.7	Offer Letter to Barbara Chan from Aegerion Pharmaceuticals, Inc., dated May 25, 2016.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of Aegerion.

99.1	Press Release, dated November 29, 2016 (incorporated by reference to Exhibit 99.1 to QLT’s Current Report on Form 8-K filed with the SEC on November 29, 2016).

99.2	Press Release, dated December 5, 2016.

99.3

Audited Consolidated Financial Statements of Aegerion Pharmaceuticals, Inc. as of and for the year ended December 31, 2015 (incorporated by reference to Aegerion’s Annual Report on Form 10-K filed with the SEC on March 15, 2016).

99.4

Unaudited Consolidated Financial Statements of Aegerion Pharmaceuticals, Inc. as of and for the nine months ended September 30, 2016 (incorporated by reference to Aegerion’s Quarterly Report on Form 10-Q filed with the SEC on November 4, 2016).

99.5

Pro Forma Financial Statements of QLT Inc. and Aegerion Pharmaceuticals, Inc. as of and for the nine months ended September 30, 2016 and the year ended December 31, 2015 (incorporated by reference to Exhibit 99.1 to QLT’s Current Report on Form 8-K filed with the SEC on November 22, 2016).